                 FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                      THE CHASE MANHATTAN BANK USA, N.A.
                   Chase Manhattan Credit Card Master Trust
                                Series 1996-1


                                       For Distribution Date           03/15/99

                                       For Monthly Period                    37

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-1 Supplement dated as of
February 1, 1996 (together, the Agreement) by and between The
Chase Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust
Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-1 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the
Trust) and the Series 1996-1 Class A Certificates and Series
1996-1 Class B Certificates during the previous month. The
information which is required to be prepared with respect
to the Distribution Date and with respect to the                       03/15/99
performance of the Trust during the month                             Feb, 1999
(the                                                                         37
Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Investor Certificate (a Certificate).
Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-1
          Certificateholders on                                        03/15/99
          per $1,000 original certificate principal amount
          (1)  Class A Certificateholders                             85.225445
          (2)  Class B Certificateholders                              3.881723

    B)    The amount of the distribution set forth in paragraph 1
          above in respect of principal of the 1996-1 Certificates,
          per $1,000 original certificate principal amount
          (1)  Class A Certificateholders                             83.333333
          (2)  Class B Certificateholders                              0.000000

    C)    The amount of the distribution set forth in paragraph 1
          above in respect of interest on the 1996-1 Certificates,
          per $1,000 original certificate principal amount
          (1)  Class A Certificateholders                              1.892111
          (2)  Class B Certificateholders                              3.881723

            Chase Manhattan Credit Card Master Trust Series 1996-1
                                March 15, 1999

II. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)  Collections

       (1)     The aggregate amt. of Collections processed with
               respect to the preceding Monthly Period and
               allocated to the Series 1996-1 Certificates was
               equal to                                          178,482,932.20
       (2)     The Payment Rate with respect to the preceding
               Monthly Period was equal to                               12.04%

               The monthly payment rate for (the 2nd preceding
               Monthly Period), the                                          36

               Monthly Period, was equal to                              12.34%

               The monthly payment rate for (the 3rd preceding
               Monthly Period), the                                          35

               Monthly Period, was equal to                              12.84%

       (3)a.   The aggregate amount of Collections of Principal
               Receivables processed with respect to the preceding
               Monthly Period which were allocated in respect
               of the Series 1996-1 Certificates                 166,513,961.59
       (3)b.   The aggregate amount of Investor Defaults treated
               as Available Principal Collections prusuant to
               sections 4.08 a.(iii), 4.10 (b),(e),(l)             4,054,619.83
       (4)     The aggregate amount of Collections of Finance
               Charge Receivables processed with respect to the
               preceding Monthly Period which were allocated in
               respect of the Series 1996-1 Certificates          11,968,970.61

    B)         Deficit Controlled Amortization Amount                      0.00

    C)         Principal Receivables in the Trust and Allocation
               Percentages
       (1)     The aggregate amount of Principal Receivables in
               the Trust as of the end of the preceding Monthly
               Period (which reflects the Principal Receivables
               represented by the Seller Interest, by the Investor
               Interest of Series 1996-1, and by the Investor
               Interest of all other outstanding Series)       4,312,696,855.27
       (2)     The Investor Interest as of the last day of the
               preceding Monthly Period
               (a)  Investor Interest                            677,884,615.38
               (b)  Class A Investor Interest                    534,375,000.00
               (c)  Class B Investor Interest                     82,500,000.00
               (d)  Collateral Interest                           61,009,615.38
       (3)     The Investor Interest set forth in paragraph
               C(2)(a) above as a percentage of the aggregate
               amount of Principal Receivables set forth in
               paragraph C(1) above                                    15.7183%
       (4)     The Class A Investor Interest set forth in
               paragraph C(2)(b) above as a percentage of the
               aggregate amount of Principal Receivables set
               forth in paragraph C(1) above                           12.3907%
       (5)     The Class B Investor Interest set forth in
               paragraph C(2)(c) above as a percentage of the
               aggregate amount of Principal Receivables set
               forth in paragraph C(1) above                            1.9130%
       (6)     The Collateral Interest set forth in paragraph
               C(2)(d) above as a percentage of the aggregate
               amount of Principal Receivables set forth in
               paragraph C(1) above                                     1.4147%
       (7)     The Class A Floating Percentage                         80.6269%
       (8)     The Class B Floating Percentage                         10.3731%
       (9)     The Class B Principal Percentage                         5.5000%
       (10)    The Collateral Floating Percentage                       9.0000%
       (11)    The Collateral Principal Percentage                      9.0000%
       (12)    The Floating Allocation Percentage                      18.2605%
       (13)    The Principal Allocation Percentage                     34.4394%

            Chase Manhattan Credit Card Master Trust Series 1996-1
                                March 15, 1999

    D)         Portfolio Yield and Base Rate

       (1)     The annualized Portfolio Yield for the preceding
               Monthly Period was equal to                               18.06%

               The annualized portfolio yield for (the 2nd
               preceding Monthly Period), the                                36

               Monthly Period, was equal to                              17.36%

               The annualized portfolio yield for (the 3rd
               preceding Monthly Period), the                                35

               Monthly Period, was equal to                              19.12%

               The three month average Portfolio Yield was
               equal to                                                  18.18%

       (2)     Base Rate for the preceding Monthly Period was
               equal to                                                   7.23%

               The Base Rate for (the 2nd preceding Monthly
               Period), the                                                  36

               Monthly Period, was equal to                               7.29%

               The Base Rate for (the 3rd preceding Monthly
               Period), the                                                  35

               Monthly Period was equal to                                7.83%

    E) Delinquent Balances

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

       Up to 29 Days
       Aggregate Account Balance                                 272,653,164.82
       As a Percentage of Receiveables                                    6.09%

       (2) 30 - 59 Days
       Aggregate Account Balance                                  66,997,623.75
       As a Percentage of Receiveables                                    1.50%

       (3) 60 - 89 Days
       Aggregate Account Balance                                  44,817,837.30
       As a Percentage of Receiveables                                    1.00%

       (4) 90 or More Days
       Aggregate Account Balance                                  94,894,039.21
       As a Percentage of Receiveables                                    2.12%

       Total
       Aggregate Account Balance                                 479,362,665.08
       As a Percentage of Receiveables                                   10.71%

    F) Investor Default Amount

       (1)     The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with
               respect to Billing Cycles ending during preceding
               Monthly Period allocable to the Investor Interest
               less Recoveries allocable to the Period allocable
               to the Investor Interest (the Series 1996-1
               Aggregate Investor Default Amount)                  4,054,619.83
       (2)     The portion of the series 1996-1 Aggregate
               Investor Default Amount allocable to the Class
               A Investor Interest (the Class A Investor
               Default Amount)                                     3,269,116.02
       (3)     The portion of the Series 1996-1 Aggregate
               Investor Default Amount allocable to the Class
               B Investor Interest (the Class B Investor
               Default Amount)                                       420,588.03
       (4)     The portion of the Series 1996-1 Aggregate
               Investor Default Amount allocable to the Collateral
               Investor Interest (the Collateral Investor
               Default Amount)                                       364,915.78

            Chase Manhattan Credit Card Master Trust Series 1996-1
                                March 15, 1999

       (5)     The annualized investor default percentage (Series
               1996-1 Aggregate Investor Default Amount/Investor
               Interest) x 12 for the preceding Monthly Period
               was equal to                                               6.12%

               The annualized investor default % for (the 2nd
               preceding Monthly Period), the                                36
               Monthly Period, was equal to                               6.31%

               The annualized investor default % for (the 3rd
               preceding Monthly Period), the                                35
               Monthly Period, was equal to                               6.62%

    G) Investor Charge Offs

       (1)     The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period                            0.00
       (2)     The aggregate Class A Charge Off per $1,000
               original Certificate Principal Amount                       0.00
       (3)     The aggregate amount of Class A Investor
               Charge-Offs reimbursed on the Transfer Date
               immediately preceding such Distribution Date                0.00
       (4)     The amount of the reimbursed Investor Charge-Offs
               set forth in paragraph G(2) above, per $1,000
               original Class A Certificate principal amount               0.00
       (5)     The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period                                     0.00
       (6)     The aggregate Class B Charge Off per $1,000
               original Certificate Principal Amount                       0.00
       (7)     The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately
               preceding such Distribution Date                            0.00
       (8)     The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(6) above, per $1,000 original
               Class B Certificate principal amount                        0.00
       (9)     The aggregate amount of Investor Charge-Offs                0.00
       (10)    The aggregate Investor Charge Off per $1,000
               Original Certificate Principal Amount                       0.00
       (11)    The aggregate amount of reimbursed Investor
               Charge-Offs                                                 0.00
       (12)    The amount of the reimbursed Investor Charge-Offs
               set forth in paragraph G(9) above, per $1,000
               original Investor principal amount                          0.00

    H) Shared Excess Finance Charge Collection
       The aggregate amount of shared Excess Finance Charge
       Collections during the preceding Monthly Period which were
       allocated to the Series 1996-1 Certificates                         0.00

    I) Shared Principal Collections
       The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1996-1
       Certificates                                                        0.00

    J) Reallocated Principal Collections
       (1)     Collections of Principal Receivables allocable to
               Class B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period                      0.00
       (2)     Collections of Principal Receivables allocable to
               Collateral Interest paid with respect to Class B
               Certificates to make up deficiencies in Class B
               Required Amount                                             0.00

            Chase Manhattan Credit Card Master Trust Series 1996-1
                                March 15, 1999

    K) Monthly Investor Servicing Fee
       (1)     The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the
               preceding Monthly Period                            1,424,965.66
       (2)     The amount of the Class A Monthly Servicing Fee
               payable by the Trust for the preceding Monthly
               Period                                              1,148,906.25
       (3)     The amount of the Class B Monthly Servicing Fee
               payable by the Trust to the Servicer for the
               preceding Monthly Period                              147,812.50
       (4)     The amount of the Collateral Monthly Servicing
               Fee payable by the Trust to the Servicer for the
               preceding Monthly Period                              128,246.91

    L) Collateral Interest
       (1)     The Available Collateral Interest, as of the close
               of Transfer Date for the preceding Monthly Period
               was equal to                                       61,009,615.38

    M) Required Collateral Interest
       (1)     The Required Collateral interest as of the
               Transfer Date for the preceding Monthly Period was
               equal to                                           61,009,615.38

III. THE POOL FACTOR

    A)         The Pool Factor for the Record Date for the
               distribution to be made on the Distribution date
               (which represents the ratio of the amount of the
               Investor Interest as of such Record Date
               (determined after taking into account any reduction
               in the Investor Interest which will occur on the
               Distribution Date) to the Initial Investor Interest).
               The amount of a Certificateholder(s) pro rata
               share of the Investor Interest can be determined
               by multiplying the original denomination of the
               Certificateholder(s) Certificate by the Pool
               Factor.                                               0.45192308

                 FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                      THE CHASE MANHATTAN BANK USA, N.A.
                   Chase Manhattan Credit Card Master Trust
                                Series 1996-2

                           For Distribution Date                        03/15/99

                              For Monthly Period                              34

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-2 Supplement dated as of
June 1, 1996 (together, the Agreement) by and between The Chase
Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust
Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust
(the Trust) and the Series 1996-2 Class A Certificates and
Series 1996-2 Class B Certificates during the previous month.
The information which is required to be prepared with respect to
the                                                                     03/15/99
Distribution Date and with respect to the performance of the
Trust during the                                                       Feb, 1999
month (the                                                                    34
Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Investor Certificate (a Certificate).
Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.


I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)


        A) The total amount of the distribution to Series 1996-2 Certificateholders on 03/15/99 per $1,000 original certificate principal amount
               (1)     Class A Certificateholders                      86.190833
               (2)     Class B Certificateholders                       3.870000

        B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-2 Certificates, per $1,000 original certificate principal amount
               (1)     Class A Certificateholders                      83.333333
               (2)     Class B Certificateholders                       0.000000

        C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-2 Certificates, per $1,000 original certificate principal amount
               (1)     Class A Certificateholders                       2.857500
               (2)     Class B Certificateholders                       3.870000

             Chase Manhattan Credit Card Master Trust Series 1996-2
                                 March 15, 1999

II.     INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

        A)     Collections
               (1)      The aggregate amt. of Collections
                        processed with respect to the preceding
                        Monthly Period and allocated to the Series
                        1996-2 Certificates was equal to           36,353,110.80
               (2)      The Payment Rate with respect to the
                        preceding Monthly Period was equal to
                        12.04 % The monthly payment rate for (the
                        2nd preceding Monthly Period), the 33
                        Monthly Period, was equal to 12.34 % The
                        monthly payment rate for (the 3rd
                        preceding Monthly Period), the 32 Monthly
                        Period, was equal to                             12.84 %
               (3)a.    The aggregate amount of Collections of
                        Principal Receivables processed with
                        respect to the preceding Monthly Period
                        which were allocated in respect of the
                        Series 1996-2 Certificates                 32,936,827.57
               (3)b.    The aggregate amount of Investor Defaults
                        treated as Available Principal Collections
                        prusuant to sections 4.08 a.(iii), 4.10
                        (b),(e),(l)                                 1,157,303.35
               (4)      The aggregate amount of Collections of
                        Finance Charge Receivables processed with
                        respect to the preceding Monthly Period
                        which were allocated in respect of the
                        Series 1996-2 Certificates                  3,416,283.23

        B)     Deficit Controlled Amortization Amount                       0.00

        C)     Principal Receivables in the Trust and Allocation Percentages
               (1)      The aggregate amount of Principal
                        Receivables in the Trust as of the end of
                        the preceding Monthly Period (which
                        reflects the Principal Receivables
                        represented by the Seller Interest, by the
                        Investor Interest of Series 1996-2, and by
                        the Investor Interest of all other
                        outstanding Series)                     4,312,696,855.27
               (2)      The Investor Interest as of the last day
                        of the preceding Monthly Period
                        (a)      Investor Interest                203,778,754.59
                        (b)      Class A Investor Interest        169,120,666.68
                        (c)      Class B Investor Interest         16,318,000.00
                        (d)      Collateral Interest               18,340,087.91
               (3)      The Investor Interest set forth in
                        paragraph C(2)(a) above as a percentage of
                        the aggregate amount of Principal
                        Receivables set forth in paragraph C(1)
                        above                                           4.7251 %
               (4)      The Class A Investor Interest set forth in
                        paragraph C(2)(b) above as a percentage of
                        the aggregate amount of Principal
                        Receivables set forth in paragraph C(1)
                        above                                           3.9215 %
               (5)      The Class B Investor Interest set forth in
                        paragraph C(2)(c) above as a percentage of
                        the aggregate amount of Principal
                        Receivables set forth in paragraph C(1)
                        above                                           0.3784 %
               (6)      The Collateral Interest set forth in
                        paragraph C(2)(d) above as a percentage of
                        the aggregate amount of Principal
                        Receivables set forth in paragraph C(1)
                        above                                           0.4253 %
               (7)      The Class A Floating Percentage                83.8118 %
               (8)      The Class B Floating Percentage                 7.1882 %
               (9)      The Class B Principal Percentage                5.4998 %
               (10)     The Collateral Floating Percentage              9.0000 %
               (11)     The Collateral Principal Percentage             9.0003 %
               (12)     The Floating Allocation Percentage              5.2121 %
               (13)     The Principal Allocation Percentage             6.8122 %

             Chase Manhattan Credit Card Master Trust Series 1996-2
                                 March 15, 1999


        D)     Portfolio Yield and Base Rate
               (1)      The annualized Portfolio Yield for the
                        preceding Monthly Period was equal to            18.06 %
                        The annualized portfolio yield for (the
                        2nd preceding Monthly Period), the                    33
                        Monthly Period, was equal to                     17.36 %
                        The annualized portfolio yield for (the
                        3rd preceding Monthly Period), the                    32
                        Monthly Period, was equal to                     19.12 %
                        The three month average Portfolio Yield
                        was equal to                                     18.18 %
               (2)      Base Rate for the preceding Monthly Period
                        was equal to                                      7.26 %
                        The Base Rate for (the 2nd preceding
                        Monthly Period), the                                  33
                        Monthly Period, was equal to                      7.29 %
                        The Base Rate for (the 3rd preceding
                        Monthly Period), the                                  32
                        Monthly Period was equal to                       7.51 %

        E) Delinquent Balances The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                 Up to 29 Days
                 Aggregate Account Balance                        272,653,164.82
                 As a Percentage of Receiveables                          6.09 %

                 (2) 30 - 59 Days
                 Aggregate Account Balance                         66,997,623.75
                 As a Percentage of Receiveables                          1.50 %

                 (3) 60 - 89 Days
                 Aggregate Account Balance                         44,817,837.30
                 As a Percentage of Receiveables                          1.00 %

                 (4) 90 or More Days
                 Aggregate Account Balance                         94,894,039.21
                 As a Percentage of Receiveables                          2.12 %

                 Total
                 Aggregate Account Balance                        479,362,665.08
                 As a Percentage of Receiveables                         10.71 %

         F)      Investor Default Amount
                 (1)      The aggregate amount of all defaulted
                          Principal Receivables written off as
                          uncollectible with respect to Billing
                          Cycles ending during preceding Monthly
                          Period allocable to the Investor Interest
                          less Recoveries allocable to the Period
                          allocable to the Investor Interest (the
                          Series 1996-2 Aggregate Investor Default
                          Amount)                                   1,157,303.35
                 (2)      The portion of the series 1996-2 Aggregate
                          Investor Default Amount allocable to the
                          Class A Investor Interest (the Class A
                          Investor Default Amount)                    969,956.28
                 (3)      The portion of the Series 1996-2 Aggregate
                          Investor Default Amount allocable to the
                          Class B Investor Interest (the Class B
                          Investor Default Amount)                     83,189.76
                 (4)      The portion of the Series 1996-2 Aggregate
                          Investor Default Amount allocable to the
                          Collateral Investor Interest (the
                          Collateral Investor Default Amount)         104,157.30

             Chase Manhattan Credit Card Master Trust Series 1996-2
                                 March 15, 1999

                 (5)      The annualized investor default percentage
                          (Series 1996-2 Aggregate Investor Default
                          Amount/Investor Interest) x 12 for the
                          preceding
                          Monthly Period was equal to                     6.12 %
                          The annualized investor default % for (the
                          2nd preceding Monthly Period), the                  33
                          Monthly Period, was equal to                    6.31 %
                          The annualized investor default % for (the
                          3rd preceding Monthly Period), the                  32
                          Monthly Period, was equal to                    6.62 %

         G)      Investor Charge Offs
                 (1)      The aggregate amount of Class A Investor
                          Charge-Offs for the preceding Monthly
                          Period                                            0.00
                 (2)      The aggregate Class A Charge Off per
                          $1,000 original Certificate Principal
                          Amount                                            0.00
                 (3)      The aggregate amount of Class A Investor
                          Charge-Offs reimbursed on the Transfer
                          Date immediately preceding such
                          Distribution Date                                 0.00
                 (4)      The amount of the reimbursed Investor
                          Charge-Offs set forth in paragraph G(2)
                          above, per $1,000 original Class A
                          Certificate principal amount                      0.00
                 (5)      The aggregate amount of Class B Investor
                          Charge-Offs for such Monthly Period               0.00
                 (6)      The aggregate Class B Charge Off per
                          $1,000 original Certificate Principal
                          Amount                                            0.00
                 (7)      The aggregate amount of Class B Investor
                          Charge-Offs reimbursed on the Transfer
                          Date immediately preceding such
                          Distribution Date                                 0.00
                 (8)      The amount of the reimbursed Investor
                          Charge-Offs set forth in paragraph G(6)
                          above, per $1,000 original Class B
                          Certificate principal amount                      0.00
                 (9)      The aggregate amount of Investor
                          Charge-Offs                                       0.00
                 (10)     The aggregate Investor Charge Off per
                          $1,000 Original Certificate Principal
                          Amount                                            0.00
                 (11)     The aggregate amount of reimbursed
                          Investor Charge-Offs                              0.00
                 (12)     The amount of the reimbursed Investor
                          Charge-Offs set forth in paragraph G(9)
                          above, per $1,000 original Investor
                          principal amount                                  0.00

         H)       Shared Excess Finance Charge Collection The
                  aggregate amount of shared Excess Finance Charge
                  Collections during the preceding Monthly Period
                  which were allocated to the Series 1996-2
                  Certificates                                              0.00

         I)       Shared Principal Collections The aggregate amount
                  of Shared Principal Collections during the
                  preceding Monthly Period allocated to the Series
                  1996-2 Certificates                                       0.00

         J)       Reallocated Principal Collections
                  (1)      Collections of Principal Receivables
                           allocable to Class B Certificates paid
                           with respect to Class A Certificates to
                           make up deficiencies in Class A Required
                           Amount for any Monthly Period                    0.00
                  (2)      Collections of Principal Receivables
                           allocable to Collateral Interest paid with
                           respect to Class B Certificates to make up
                           deficiencies in Class B Required Amount          0.00

             Chase Manhattan Credit Card Master Trust Series 1996-2
                                 March 15, 1999

         K)       Monthly Investor Servicing Fee
                  (1)      The amount of the Monthly Investor
                           Servicing Fee payable by the Trust to the
                           Servicer for the preceding Monthly Period  406,725.56
                  (2)      The amount of the Class A Monthly
                           Servicing Fee payable by the Trust for the
                           preceding Monthly Period                   340,883.84
                  (3)      The amount of the Class B Monthly
                           Servicing Fee payable by the Trust to the
                           Servicer for the preceding Monthly Period   29,236.42
                  (4)      The amount of the Collateral Monthly
                           Servicing Fee payable by the Trust to the
                           Servicer for the preceding Monthly Period   36,605.30

         L)       Collateral Interest

                  (1)      The Available Collateral Interest, as of
                           the close of Transfer Date for the
                           preceding Monthly Period was equal to   18,340,087.91

         M)       Required Collateral Interest
                  (1)      The Required Collateral interest as of the
                           Transfer Date for the preceding Monthly
                           Period was equal to                     18,340,087.91

III.    THE POOL FACTOR

         A)       The Pool Factor for the Record Date for the
                  distribution to be made on the Distribution date
                  (which represents the ratio of the amount of the
                  Investor Interest as of such Record Date
                  (determined after taking into account any reduction
                  in the Investor Interest which will occur on the
                  Distribution Date) to the Initial Investor
                  Interest). The amount of a Certificateholder(s) pro
                  rata share of the Investor Interest can be
                  determined by multiplying the original denomination
                  of the Certificateholder(s) Certificate by the Pool
                  Factor.                                             0.68680988

                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                 Series 1996-3

                                    For Distribution Date               03/15/99

                                    For Monthly Period                        33

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of June
1, 1996 (together, the Agreement) by and between The Chase Manhattan
Bank USA, N.A. (Chase) and Yasuda Bank and Trust Company (U.S.A.),
as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to
Series 1996-3 Certificateholders and the performance of the Chase
Manhattan Credit Card Master Trust (the Trust) and the Series 1996-3
Class A Certificates and Series 1996-3 Class B Certificates during the previous month. The information which is required to be prepared
with respect to the                                                     03/15/99
Distribution Date and with respect to the performance of the Trust
during the month                                                       Feb, 1999
(the                                                                          33
Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

       A)   The total amount of the distribution to Series 1996-3
            Certificateholders on                                       03/15/99
            per $1,000 original certificate principal amount

            (1) Class A Certificateholders                              5.866667
            (2) Class B Certificateholders                              6.008333

       B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount

            (1) Class A Certificateholders                              0.000000
            (2) Class B Certificateholders                              0.000000

       C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount

            (1) Class A Certificateholders                              5.866667
            (2) Class B Certificateholders                              6.008333

        Chase Manhattan Credit Card Master Trust Series 1996-3
                            March 15, 1999

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

       A)   Collections
            (1)   The aggregate amt. of Collections processed
                  with respect to the preceding Monthly Period
                  and allocated to the Series 1996-3
                  Certificates was equal to                       134,821,927.47
            (2)   The Payment Rate with respect to the
                  preceding Monthly Period was equal to                  12.04 %
                  The monthly payment rate for (the 2nd
                  preceding Monthly Period), the                              32
                  Monthly Period, was equal to                           12.34 %
                  The monthly payment rate for (the 3rd
                  preceding Monthly Period), the                              31
                  Monthly Period, was equal to                           12.84 %
            (3)a. The aggregate amount of Collections of
                  Principal Receivables processed
                  with respect to the preceding Monthly Period
                  which were allocated in respect of the
                  Series 1996-3 Certificates                      118,726,651.05
            (3)b. The aggregate amount of Investor Defaults
                  treated as Available Principal Collections
                  pursuant to sections 4.08 a.(iii), 4.10
                  (b),(e),(l)                                       5,452,451.10
            (4)   The aggregate amount of Collections of
                  Finance Charge Receivables processed with
                  respect to the preceding Monthly Period
                  which were allocated in respect of the
                  Series 1996-3 Certificates                       16,095,276.42

       B)   Deficit Controlled Amortization Amount                          0.00

       C)   Principal Receivables in the Trust and Allocation
            Percentages
            (1)   The aggregate amount of Principal Receivables
                  in the Trust as of the end of the preceding
                  Monthly Period (which reflects the Principal
                  Receivables represented by the Seller
                  Interest, by the Investor Interest of Series
                  1996-3, and by the Investor Interest of all
                  other outstanding Series)                     4,312,696,855.27
            (2)   The Investor Interest as of the last day of
                  the preceding Monthly Period
                  (a)  Investor Interest                        1,069,519,786.10
                  (b)  Class A Investor Interest                  957,220,000.00
                  (c)  Class B Investor Interest                   42,780,000.00
                  (d)  Collateral Interest                         69,519,786.10
            (3)   The Investor Interest set forth in paragraph
                  C(2)(a) above as a percentage of the aggregate
                  amount of Principal Receivables set forth in
                  paragraph C(1) above                                 24.7993 %
            (4)   The Class A Investor Interest set forth in
                  paragraph C(2)(b) above as a percentage of the
                  aggregate amount of Principal Receivables set
                  forth in paragraph C(1) above                        22.1954 %
            (5)   The Class B Investor Interest set forth in
                  paragraph C(2)(c) above as a percentage of the
                  aggregate amount of Principal Receivables set
                  forth in paragraph C(1) above                         0.9920 %
            (6)   The Collateral Interest set forth in paragraph
                  C(2)(d) above as a percentage of the aggregate
                  amount of Principal Receivables set forth in
                  paragraph C(1) above                                  1.6120 %
            (7)   The Class A Floating Percentage                      89.5000 %
            (8)   The Class B Floating Percentage                       3.9999 %
            (9)   The Class B Principal Percentage                      3.9999 %
            (10)  The Collateral Floating Percentage                    6.5001 %
            (11)  The Collateral Principal Percentage                   6.5001 %
            (12)  The Floating Allocation Percentage                   24.5558 %
            (13)  The Principal Allocation Percentage                  24.5558 %

             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 March 15, 1999

       D)   Portfolio Yield and Base Rate
            (1)   The annualized Portfolio Yield for the
                  preceding Monthly Period was equal to                  18.06 %
                  The annualized portfolio yield for (the
                  2nd preceding Monthly Period), the                          32
                  Monthly Period, was equal to                           17.36 %
                  The annualized portfolio yield for (the 3rd
                  preceding Monthly Period), the                              31
                  Monthly Period, was equal to                           19.12 %
                  The three month average Portfolio Yield
                  was equal to                                           18.18 %
            (2)   Base Rate for the preceding Monthly
                  Period was equal to                                     9.09 %
                  The Base Rate for (the 2nd preceding
                  Monthly Period), the                                        32
                  Monthly Period, was equal to                            9.09 %
                  The Base Rate for (the 3rd preceding
                  Monthly Period), the                                        31
                  Monthly Period was equal to                             9.13 %

       E)   Delinquent Balances
            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

            Up to 29 Days
            Aggregate Account Balance                             272,653,164.82
            As a Percentage of Receiveables                               6.09 %

            (2) 30 - 59 Days
            Aggregate Account Balance                              66,997,623.75
            As a Percentage of Receiveables                               1.50 %

            (3) 60 - 89 Days
            Aggregate Account Balance                              44,817,837.30
            As a Percentage of Receiveables                               1.00 %

            (4) 90 or More Days
            Aggregate Account Balance                              94,894,039.21
            As a Percentage of Receiveables                               2.12 %

            Total
            Aggregate Account Balance                             479,362,665.08
            As a Percentage of Receiveables                              10.71 %

       F)   Investor Default Amount
            (1)   The aggregate amount of all defaulted
                  Principal Receivables written off
                  as uncollectible with respect to Billing
                  Cycles ending during preceding Monthly Period
                  allocable to the Investor Interest less
                  Recoveries allocable to the Period allocable
                  to the Investor Interest (the Series 1996-3
                  Aggregate Investor Default Amount)                5,452,451.10

            (2)   The portion of the series 1996-3 Aggregate
                  Investor Default Amount allocable to the Class
                  A Investor Interest (the Class A Investor
                  Default Amount)                                   4,879,942.67

            (3)   The portion of the Series 1996-3 Aggregate
                  Investor Default Amount allocable to the
                  Class B Investor Interest (the Class B
                  Investor Default Amount)                            218,094.01

            (4)   The portion of the Series 1996-3 Aggregate
                  Investor Default Amount allocable to the
                  Collateral Investor Interest (the Collateral
                  Investor Default Amount)                            354,414.42

             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 March 15, 1999

            (5)   The annualized investor default percentage
                  (Series 1996-3 Aggregate Investor Default
                  Amount/Investor Interest) x 12 for the
                  preceding Monthly Period was equal to                   6.12 %
                  The annualized investor default % for (the
                  2nd preceding Monthly Period), the                          32
                  Monthly Period, was equal to                            6.31 %
                  The annualized investor default % for (the
                  3rd preceding Monthly Period), the                          31
                  Monthly Period, was equal to                            6.62 %

       G)   Investor Charge Offs
            (1)   The aggregate amount of Class A Investor
                  Charge-Offs for the preceding Monthly Period              0.00
            (2)   The aggregate Class A Charge Off per $1,000
                  original Certificate Principal Amount                     0.00
            (3)   The aggregate amount of Class A Investor
                  Charge-Offs reimbursed on the Transfer Date
                  immediately preceding such Distribution Date              0.00
            (4)   The amount of the reimbursed Investor
                  Charge-Offs set forth in paragraph G(2) above,
                  per $1,000 original Class A Certificate principal
                  amount                                                    0.00
            (5)   The aggregate amount of Class B Investor
                  Charge-Offs for such Monthly Period                       0.00
            (6)   The aggregate Class B Charge Off per $1,000
                  original Certificate Principal Amount                     0.00
            (7)   The aggregate amount of Class B Investor
                  Charge-Offs reimbursed on the Transfer Date
                  immediately preceding such Distribution Date              0.00
            (8)   The amount of the reimbursed Investor
                  Charge-Offs set forth in paragraph G(6) above,
                  per $1,000 original Class B Certificate
                  principal amount                                          0.00
            (9)   The aggregate amount of Investor Charge-Offs              0.00
            (10)  The aggregate Investor Charge Off per $1,000
                  Original Certificate Principal Amount                     0.00
            (11)  The aggregate amount of reimbursed Investor
                  Charge-Offs                                               0.00
            (12)  The amount of the reimbursed Investor
                  Charge-Offs set forth in paragraph G(9) above,
                  per $1,000 original Investor principal amount             0.00

       H)   Shared Excess Finance Charge Collection
            The aggregate amount of shared Excess Finance Charge
            Collections during the preceding Monthly Period which
            were allocated to the Series 1996-3 Certificates                0.00

       I)   Shared Principal Collections
            The aggregate amount of Shared Principal Collections
            during the preceding Monthly Period allocated to the
            Series 1996-3 Certificates                                      0.00

       J)   Reallocated Principal Collections
            (1)   Collections of Principal Receivables allocable
                  to Class B Certificates paid with respect to
                  Class A Certificates to make up deficiencies
                  in Class A Required Amount for any Monthly Period         0.00

            (2)   Collections of Principal Receivables allocable
                  to Collateral Interest paid with respect to Class
                  B Certificates to make up deficiencies in Class B
                  Required Amount                                           0.00

             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 March 15, 1999

       K)   Monthly Investor Servicing Fee
            (1)   The amount of the Monthly Investor Servicing
                  Fee payable by the Trust to the Servicer for
                  the preceding Monthly Period                      1,916,222.95
            (2)   The amount of the Class A Monthly Servicing
                  Fee payable by the Trust for the preceding
                  Monthly Period                                    1,715,019.17
            (3)   The amount of the Class B Monthly Servicing
                  Fee payable by the Trust to the Servicer for
                  the preceding Monthly Period                         76,647.50
            (4)   The amount of the Collateral Monthly Servicing
                  Fee payable by the Trust to the Servicer for
                  the preceding Monthly Period                        124,556.28

       L)   Collateral Interest
            (1)   The Available Collateral Interest, as of the
                  close of Transfer Date for the preceding
                  Monthly Period was equal to                      69,519,786.10

       M)   Required Collateral Interest
            (1)   The Required Collateral interest as of the
                  Transfer Date for the preceding Monthly
                  Period was equal to                              69,519,786.10

III.   THE POOL FACTOR

       A)   The Pool Factor for the Record Date for the
            distribution to be made on the Distribution date
            (which represents the ratio of the amount of the
            Investor Interest as of such Record Date (determined
            after taking into account any reduction in the
            Investor Interest which will occur on the
            Distribution Date) to the Initial Investor Interest).
            The amount of a Certificateholder(s) pro rata share of
            the Investor Interest can be determined by multiplying
            the original denomination of the Certificateholder(s)
            Certificate by the Pool Factor.                           1.00000000

                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-4

                                         For Distribution Date          03/15/99

                                         For Monthly Period                   33

Under Section 5.02 of the Pooling and Servicing Agreement
dated as of June 1, 1991 and the Series 1996-4 Supplement
dated as of June 1, 1996 (together, the Agreement) by and
between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda
Bank and Trust Company (U.S.A.), as trustee (the Trustee),
Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-4
Certificateholders and the performance of the Chase Manhattan
Credit Card Master Trust (the Trust) and the Series 1996-4
Class A Certificates and Series 1996-4 Class B Certificates
during the previous month. The information which is required
to be prepared with respect to the                                      03/15/99
Distribution Date and with respect to the performance of the
Trust during the month                                                 Feb, 1999
(the                                                                          33
Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Investor Certificate (a Certificate).
Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

         A) The total amount of the distribution to Series 1996-4 03/15/99 Certificateholders on per $1,000 original certificate principal amount
                (1)     Class A Certificateholders                      5.608333
                (2)     Class B Certificateholders                      5.741667

         B)     The amount of the distribution set forth in paragraph
                1 above in respect of principal of the 1996-4
                Certificates, per $1,000 original certificate
                principal amount
                (1)    Class A Certificateholders                       0.000000
                (2)    Class B Certificateholders                       0.000000

         C)     The amount of the distribution set forth in paragraph
                1 above in respect of interest on the 1996-4
                Certificates, per $1,000 original certificate
                principal amount
                (1)     Class A Certificateholders                      5.608333
                (2)     Class B Certificateholders                      5.741667

             Chase Manhattan Credit Card Master Trust Series 1996-4
                                 March 15, 1999

II.      INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

         A)     Collections
                (1)     The aggregate amt. of Collections
                        processed with respect to the
                        preceding Monthly Period and allocated
                        to the Series 1996-4 Certificates was
                        equal to                                  124,940,859.66
                (2)     The Payment Rate with respect to the
                        preceding Monthly Period was equal to            12.04 %
                        The monthly payment rate for (the 2nd
                        preceding Monthly Period), the                        32
                        Monthly Period, was equal to                     12.34 %
                        The monthly payment rate for (the 3rd
                        preceding Monthly Period), the                        31
                        Monthly Period, was equal to                     12.84 %
                (3)a.   The aggregate amount of Collections of
                        Principal Receivables processed with
                        respect to the preceding Monthly Period
                        which were allocated in respect of the
                        Series 1996-4 Certificates                118,726,651.05
                (3)b.   The aggregate amount of Investor Defaults
                        treated as Available Principal
                        Collections pursuant to sections
                        4.08 a.(iii), 4.10 (b),(e),(l)              2,105,131.20
                (4)     The aggregate amount of Collections of
                        Finance Charge Receivables processed with
                        respect to the preceding Monthly Period
                        which were allocated in respect of the
                        Series 1996-4 Certificates                  6,214,208.61

         B)     Deficit Controlled Amortization Amount                      0.00

         C)     Principal Receivables in the Trust and
                Allocation Percentages
                (1)     The aggregate amount of Principal
                        Receivables in the Trust as of the end
                        of the preceding Monthly Period (which
                        reflects the Principal Receivables
                        represented by the Seller Interest,
                        by the Investor Interest of Series
                        1996-4, and by the Investor Interest
                        of all other outstanding Series)        4,312,696,855.27

                (2)     The Investor Interest as of the last
                        day of the preceding Monthly Period
                        (a)    Investor Interest                1,032,085,593.58
                        (b)    Class A Investor Interest          957,220,000.00
                        (c)    Class B Investor Interest           42,780,000.00
                        (d)    Collateral Interest                 32,085,593.58
                (3)     The Investor Interest set forth in
                        paragraph C(2)(a) above as a
                        percentage of the aggregate amount of
                        Principal Receivables set forth in
                        paragraph C(1) above                           23.9313 %
                (4)     The Class A Investor Interest set forth
                        in paragraph C(2)(b) above as a
                        percentage of the aggregate amount of
                        Principal Receivables set forth in
                        paragraph C(1) above                           22.1954 %
                (5)     The Class B Investor Interest set
                        forth in paragraph C(2)(c) above as a
                        percentage of the aggregate amount of
                        Principal Receivables set forth in
                        paragraph C(1) above                            0.9920 %
                (6)     The Collateral Interest set forth in
                        paragraph C(2)(d) above as a percentage
                        of the aggregate amount of Principal
                        Receivables set forth in paragraph C(1)
                        above                                           0.7440 %
                (7)     The Class A Floating Percentage                81.8697 %

                (8)     The Class B Floating Percentage                10.3601 %

                (9)     The Class B Principal Percentage                3.9999 %

                (10)    The Collateral Floating Percentage              7.7702 %

                (11)    The Collateral Principal Percentage             6.5001 %

                (12)    The Floating Allocation Percentage              9.4807 %

                (13)    The Principal Allocation Percentage            24.5558 %

             Chase Manhattan Credit Card Master Trust Series 1996-4
                                 March 15, 1999

         D)     Portfolio Yield and Base Rate
                (1)     The annualized Portfolio Yield for the
                        preceding Monthly Period was equal to            11.28 %
                        The annualized portfolio yield for
                        (the 2nd preceding Monthly Period), the               32
                        Monthly Period, was equal to                     12.10 %
                        The annualized portfolio yield for (the
                        3rd preceding Monthly Period), the                    31
                        Monthly Period, was equal to                     14.19 %
                        The three month average Portfolio
                        Yield was equal to                               12.52 %
                (2)     Base Rate for the preceding Monthly
                        Period was equal to                               7.55 %
                        The Base Rate for (the 2nd preceding
                        Monthly Period), the                                  32
                        Monthly Period, was equal to                      7.82 %
                        The Base Rate for (the 3rd preceding
                        Monthly Period), the                                  31
                        Monthly Period was equal to                       8.09 %

         E)     Delinquent Balances
                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                Up to 29 Days
                Aggregate Account Balance                         272,653,164.82
                As a Percentage of Receiveables                           6.09 %

                (2) 30 - 59 Days
                Aggregate Account Balance                          66,997,623.75
                As a Percentage of Receiveables                           1.50 %

                (3) 60 - 89 Days
                Aggregate Account Balance                          44,817,837.30
                As a Percentage of Receiveables                           1.00 %

                (4) 90 or More Days
                Aggregate Account Balance                          94,894,039.21
                As a Percentage of Receiveables                           2.12 %

                Total
                Aggregate Account Balance                         479,362,665.08
                As a Percentage of Receiveables                          10.71 %

         F)     Investor Default Amount
                (1)     The aggregate amount of all defaulted
                        Principal Receivables written off
                        as uncollectible with respect to
                        Billing Cycles ending during preceding
                        Monthly Period allocable to the
                        Investor Interest less Recoveries
                        allocable to the Period allocable
                        to the Investor Interest (the Series
                        1996-4 Aggregate Investor Default Amount)   2,105,131.20
                (2)     The portion of the series 1996-4 Aggregate
                        Investor Default Amount allocable to the
                        Class A Investor Interest (the Class A
                        Investor Default Amount)                    1,723,463.66
                (3)     The portion of the Series 1996-4
                        Aggregate Investor Default Amount
                        allocable to the Class B Investor
                        Interest (the Class B Investor
                        Default Amount)                               218,094.01
                (4)     The portion of the Series 1996-4
                        Aggregate Investor Default Amount
                        allocable to the Collateral Investor
                        Interest (the Collateral Investor
                        Default Amount)                               163,573.53

             Chase Manhattan Credit Card Master Trust Series 1996-4
                                 March 15, 1999

                (5)     The annualized investor default percentage
                        (Series 1996-4 Aggregate Investor Default
                        Amount/Investor Interest) x 12 for the
                        preceding Monthly Period was equal to             2.45 %
                        The annualized investor default % for
                        (the 2nd preceding Monthly Period), the               32
                        Monthly Period, was equal to                      3.34 %
                        The annualized investor default % for
                        (the 3rd preceding Monthly Period), the               31
                        Monthly Period, was equal to                      4.28 %

         G)     Investor Charge Offs
                (1)     The aggregate amount of Class A Investor
                        Charge-Offs for the preceding Monthly Period        0.00
                (2)     The aggregate amount of Class A Investor
                        Charge-Offs reimbursed on the Transfer Date
                        immediately preceding such Distribution Date        0.00
                (3)     The amount of the reimbursed Investor
                        Charge-Offs set forth in paragraph
                        G(2) above, per $1,000 original Class A
                        Certificate principal amount                        0.00
                (4)     The aggregate amount of Class B Investor
                        Charge-Offs for such Monthly Period                 0.00
                (5)     The aggregate amount of Class B Investor
                        Charge-Offs reimbursed on the Transfer Date
                        immediately preceding such Distribution Date        0.00
                (6)     The amount of the reimbursed Investor
                        Charge-Offs set forth in paragraph
                        G(3) above, per $1,000 original Class B
                        Certificate principal amount                        0.00
                (7)     The aggregate amount of Investor Charge-Offs        0.00
                (8)     The aggregate amount of reimbursed Investor
                        Charge-Offs                                         0.00

         H)     Shared Excess Finance Charge Collection
                The aggregate amount of shared Excess Finance Charge
                Collections during the preceding Monthly Period which
                were allocated to the Series 1996-4 Certificates       68,064.56

         I)     Shared Principal Collections
                The aggregate amount of Shared Principal
                Collections during the preceding Monthly Period
                allocated to the Series 1996-4 Certificates        10,608,502.75

         J)     Reallocated Principal Collections
                (1)     Collections of Principal Receivables
                        allocable to Class B Certificates paid
                        with respect to Class A Certificates to
                        make up deficiencies in Class A Required
                        Amount for any Monthly Period                       0.00
                (2)     Collections of Principal Receivables
                        allocable to Collateral Interest paid with
                        respect to Class B Certificates to make up
                        deficiencies in Class B
                        Required Amount                                     0.00

             Chase Manhattan Credit Card Master Trust Series 1996-4
                                 March 15, 1999

         K)     Monthly Investor Servicing Fee
                (1)      The amount of the Monthly Investor
                         Servicing Fee payable by the Trust to
                         the Servicer for the preceding
                         Monthly Period                               739,832.53
                (2)      The amount of the Class A Monthly
                         Servicing Fee payable by the Trust
                         for the preceding Monthly Period             605,698.35
                (3)      The amount of the Class B Monthly
                         Servicing Fee payable by the Trust
                         to the Servicer for the preceding
                         Monthly Period                                76,647.50
                (4)      The amount of the Collateral Monthly
                         Servicing Fee payable by the Trust to
                         the Servicer for the preceding Monthly
                         Period                                        57,486.69

         L)     Collateral Interest
                (1)      The Available Collateral Interest, as
                         of the close of Transfer Date for the
                         preceding Monthly Period was equal to     32,085,593.58

         M)     Required Collateral Interest
                (1)     The Required Collateral interest as
                        of the Transfer Date for the preceding
                        Monthly Period was equal to                32,085,593.58

III.     THE POOL FACTOR

         A)     The Pool Factor for the Record Date for the
                distribution to be made on the Distribution date
                (which represents the ratio of the amount of the
                Investor Interest as of such Record Date
                (determined after taking into account any
                reduction in the Investor Interest which will
                occur on the Distribution Date) to the Initial
                Investor Interest). The amount of a
                Certificateholder(s) pro rata share of the
                Investor Interest can be determined by
                multiplying the original denomination of the
                Certificateholder(s) Certificate by the Pool
                Factor.                                               0.96499907